FORM 8-K
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 21, 2007

                       CHINA RECYCLING ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


             Nevada                    000-12536                  90-0093373
  (State or other jurisdiction  (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)


                           Services-Business Services,
       0000721693                  NEC [7389]                     06628887
   (Central Index Key) (Standard Industrial Classification)    (Film Number.)



                               429 Guangdong Road
                                 Shanghai 200001
                           People's Republic of China
          (Address of principal executive offices, including zip code)

                                (86-21) 6336-8686
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))
    ------------------------------------------------------------------------

Item 1.01 Entry into a Material Definitive Agreement

On this Form 8-K current report, the registrant, China Recycling Energy Corporation, is hereinafter referred as "we", or "Company", or "CREG".

On August 22, 2007, one of our major shareholders, Guohua Ku ("Selling Shareholder" or "Seller") executed and consummated a share exchange agreement ("Agreement") with a group of individual purchasers ("Purchasers), all of whom are shareholders of Xi'an Yingfeng Science and Technology Co. Ltd ("Yingfeng"). Under the terms of this Agreement, Guohua Ku sold 623,410 shares of CREG's common stocks ("CREG shares") he owned to the Purchasers for a total of 1,870,230 shares of Yingfeng's common stocks ("Yingfeng Shares"), at the exchange rate of one CREG share for three Yingfeng shares.

As the result of this share exchange transaction, the Purchasers acquired in total 623,410 shares of CREG's common stocks. None of the Purchasers acquired more than 1% of the total issued and outstanding common stocks of CREG in this transaction. The Seller, Guohua Ku, owns 8,160,863 shares of CREG's common stocks after the consummation of this transaction.

Since the Seller of the aforementioned CREG shares in this transaction is the Company's shareholder and the transaction doesn't involve any issuance of new stock, the Company does not receive any proceed or consideration for the CREG shares exchanged.

None of the Purchasers is a U.S Person, as such term is defined in Rule 902(k) of Regulation S, or located within the United States. This transaction is between non-U.S. Persons and takes place outside of the United States. Therefore, this transaction is exempt from registration under the Securities Act of 1933 in reliance upon the exemption from registration pursuant to Regulation S of the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Act of 1933.

The CREG shares acquired by the Purchasers pursuant to this Agreement are "restricted shares" which have not been registered with SEC and the resale of which must be made in accordance with Regulation S, Rule 144, registration requirements of the Securities Act of 1933 or an available exemption.


Item 3.02 Unregistered Sales of Equity Securities

As described above in Item 1.01, pursuant to the Share Exchange Agreement, the Purchasers (individual shareholders of Yingfeng) acquired from the Selling Shareholder Guohua Ku 623,410 shares of CREG's common stocks. As the result, the Purchasers become the shareholders of CREG. The Seller Guohua Ku owns 8,160,863 shares of CREG's common stocks after the consummation of this transaction.

Since the Seller of the aforementioned CREG shares in this transaction is the Company's shareholder and the transaction doesn't involve any issuance of new stock, the Company does not receive any proceed or consideration for the CREG shares exchanged.

None of the Purchasers is a U.S Person, as such term is defined in Rule 902(k) of Regulation S, or located within the United States. This transaction is between non-U.S. Persons and takes place outside of the United States. Therefore, this transaction is exempt from registration under the Securities Act of 1933 in reliance upon the exemption from registration pursuant to Regulation S of the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Act of 1933.

The CREG shares acquired by the Purchasers pursuant to this Agreement are "restricted shares" which have not been registered with SEC and the resale of which must be made in accordance with Regulation S, Rule 144, the registration requirements of the Securities Act of 1933 or an available exemption.

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
          Year

On August 21, 2007, the Board of Directors of China Recycling Energy Corporation approved the adoption of the third amended and reinstated bylaws, effective on such date.


Item 9.01 Financial Statements and Exhibits

(d) Exhibits

     Exhibit No.  Description
----------------- --------------------------------------------------------------
      3.1         Third Amended and Reinstated Bylaws
----------------- --------------------------------------------------------------
      10.1        Share Exchange Agreement


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              China Recycling Energy Corporation

Date: August 22, 2007
                                                          /s/Guohua Ku
                                                          ------------
                                                          Guohua Ku
                                                          President and Chairman



                                  EXHIBIT INDEX

     Exhibit No.  Description
----------------- --------------------------------------------------------------
      3.1         Third Amended and Reinstated Bylaws
----------------- --------------------------------------------------------------
      10.1        Share Exchange Agreement